                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-21340

                     SCUDDER RREEF REAL ESTATE FUND II, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder RREEF Real Estate Fund II, Inc.

Annual Report to Stockholders

December 31, 2004

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Directors and Officers

Click Here Account Management Resources

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. REIT investments can be affected by interest rate moves, economic cycles, and tax and regulatory requirements. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent performance.

Total Return
	1-Year	Life of Fund*
Based on Net Asset Value(a)	36.66%	35.54%
Based on Market Value(a)	20.35%	18.21%
NAREIT Equity REIT Index(b)	31.58%	35.02%
Net Asset Value and Market Price
	As of 12/31/04	As of 12/31/03
Net Asset Value	$ 19.31	$ 15.45
Market Price	$ 16.84	$ 15.30
Distribution Information
Twelve Months: Income Dividends (common shareholders) as of 12/31/04	$ 1.20
Short-Term Capital Gains (common shareholders) as of 12/31/04	$ .13
Long-Term Capital Gains (common shareholders) as of 12/31/04	$ .026

* The Fund commenced operations on August 29, 2003. Index comparison begins August 31, 2003.

a Total returns based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

b The NAREIT Equity REIT Index is an unmanaged weighted index of REITs which own, or have "equity interest" in, real estate (rather than making loans secured by real estate collateral). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder RREEF Real Estate Fund II, Inc.: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Investment Manager"), which is part of Deutsche Asset Management, is the investment manager for Scudder RREEF Real Estate Fund II, Inc. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. RREEF America, L.L.C. ("RREEF" or the "Investment Advisor"), which is part of DB Real Estate, the real estate investment management group of Deutsche Asset Management, is the investment advisor for the fund. RREEF is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and RREEF are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Karen J. Knudson*

Partner of RREEF and Manager of the fund.

Joined RREEF in 1995 and Deutsche Asset Management, Inc. in 2002.

Over 21 years of investment industry experience.

MBA, University of California at Berkeley.

*Ms. Knudson retired on December 31, 2004.

John F. Robertson, CFA

Partner of RREEF and Manager of the fund.

Joined RREEF in 1997 and Deutsche Asset Management, Inc. in 2002.

Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

Over 13 years of investment industry experience.

MBA, Indiana University.

John W. Vojticek*

Managing Director of RREEF and Manager of the fund.

Joined RREEF and Deutsche Asset Management, Inc. in September, 2004.

Prior to that, Principal at KG Redding and Associates, March, 2004-September, 2004.

Prior to that, Managing Director of RREEF from 1996-March, 2004, Deutsche Asset Management, Inc. from 2002-March, 2004 and the fund from 1999-March, 2004.

Eight years of investment industry experience.

*Mr. Vojticek rejoined the portfoliio management team on September 21, 2004.

Mark D. Zeisloft, CFA

Managing Director of RREEF and Manager of the fund.

Joined RREEF in 1996 and Deutsche Asset Management, Inc. in 2002.

Over 13 years of investment industry experience.

MBA, University of Chicago.

In the following interview, Portfolio Managers Karen J. Knudson, Mark D. Zeisloft, John F. Robertson and John W. Vojticek discuss the market environment, performance results and positioning of Scudder RREEF Real Estate Fund II, Inc. (AMEX listing SRO) during its most recent fiscal year ended December 31, 2004.

Q:  How did Scudder RREEF Real Estate Fund II, Inc. perform during its most recent fiscal year?

A:  In a volatile but ultimately outstanding year for Real Estate Investment Trusts (REITs), the fund returned 36.66% based on net asset value (NAV) for the 12 months ended December 31, 2004. The fund's NAV return surpassed the 12-month 31.58% return of the fund's benchmark, the NAREIT Equity REIT Index. Based on market price, the fund posted a 20.35% return. The fund had a closing value of $16.84 based on market price ($19.31 based on net asset value) as of December 31, 2004. (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.) The NAREIT Equity REIT Index outperformed the 5.31% return of the Dow Jones Industrial Average (DJIA), the 10.88% return of the Standard & Poor's 500 Index (S&P 500) and the 8.59% return of the Nasdaq Composite Index (Nasdaq).1

1 The NAREIT Equity REIT Index is an unmanaged, weighted index of REITs that own or have equity interest in real estate (rather than making loans secured by real estate collateral).

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks of major industrial companies.

The Standard & Poor's 500 Index (S&P 500) is an unmanaged index widely regarded as representative of the equity market in general.

The Nasdaq Composite Index (Nasdaq) is an unmanaged, broad-based, capitalization-weighted index of all Nasdaq National Market and SmallCap Market stocks.

Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Q:  What is RREEF?

A:  RREEF America, L.L.C. (RREEF), founded in 1975 and headquartered in Chicago, is the North American business unit of DB Real Estate, a unit of Deutsche Bank AG. RREEF is a full-service real estate investment advisor that manages approximately $27.1 billion of real estate assets on behalf of its clients, of which $9.4 billion is in real estate securities and approximately $17.7 billion is invested directly in real estate (as of December 31, 2004). Across the United States, RREEF has approximately 450 property management professionals located in 30 major metropolitan areas. These professionals provide real-time information on market rents, vacancy rates and property values. The information advantage we obtain from this vast direct-side portfolio helps us to anticipate the trends within the various sectors of the real estate market and to evaluate how these trends will likely affect the REIT universe. RREEF is the investment advisor of Scudder RREEF Real Estate Fund II, Inc., and manages the day-to-day operations of the fund's investment portfolio.

Q:  What factors affected the performance of REITs during 2004?

A:  It was an interesting year. We expected that the REIT market would post gains of perhaps 6% to 8% last year; instead, the market was up more than 30%. In the first quarter of 2004, REITs benefited from strong demand based on the introduction of several real estate-based closed-end funds, as well as from investors seeking higher yields.

In the second quarter, following the government's stronger-than-expected jobs report on April 2, 2004, the bond market sold off. As a result, the yield advantage of REITs was partially erased. REITs then endured a market correction of their own. The Morgan Stanley REIT Index was down -14.80% in April.2 In hindsight, the market overreacted, and in May and June, the index was up 10.80%.

2 The Morgan Stanley REIT Index includes approximately 115 REITS, with a total market capitalization of $220 billion, covering multiple market sectors. Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Over the second half of the year, investors came to believe that the US economy was not overheating, as job creation eased. While the Federal Reserve (the Fed) began its program of "measured" short-term interest rate increases over five Federal Open Market Committee (FOMC) meetings from June through December, long-term Treasury rates ended the year where they started. As a result, investor interest in yield-oriented products persisted, creating a positive environment for REITs.

Q:  What contributed to and detracted from performance during the period?

A:  During the 12-month period, our stock and sector selection added significant value, with stock selection the bigger contributor (providing 75% of the benefit during the period). The fund benefited particularly from strong stock selection in both the retail and apartment sectors, though stock picks within the hotel and regional mall sectors also contributed to performance. On the flip side, stock selection within the industrial and office sectors detracted from performance.

In terms of sector selection, compared with its benchmark, the portfolio was overweight in the hotel sector and regional mall sector (both up significantly), which boosted overall performance during the 12-month period. In addition, the portfolio's underweight in the office sector — the worst-performing sector in an outstanding period for REITs — helped performance. Meanwhile, a slight overweight in apartments and an underweight in retail detracted from performance.

Q:  What other factors affected the fund's performance during the period?

A:  Within common stocks as a group, we focused less on yield and more on the total return prospects for these securities, which paid off for the fund. In the case of preferred stock holdings, we focused on smaller, less well-known names. Some of these issues were nonrated (though not necessarily below investment grade) preferred stocks that met a minimum yield threshold.

Two other structural factors were important to the fund's performance in 2004. First, we used leverage prudently. The fund maintained a fixed cost for borrowing, thereby hedging interest rate risk. Maintaining fixed borrowing costs should secure a more stable dividend for the fund going forward even as interest rates rise. Second, we pursued a cautious dividend policy, covering the fund's dividend payments entirely with cash flow. Since we used only cash flow from the fund to pay the dividend (as opposed to distributing the fund's assets), the assets in our fund remained invested in the market, potentially offering an investor a larger total return over the long term.

Q:  Will you describe the fund's positioning within the various REIT sectors?

A:  After apartments produced steady outperformance in the fourth quarter, we reduced our position in this sector to a slight underweight. Though the economy and job growth may continue to improve, we thought that investors had fully priced in the anticipated recovery in apartment markets. A number of apartment companies seemed to confirm this thesis toward the end of 2004 when their earnings guidance fell below previous Wall Street estimates.

We have increased the fund's overweight within the regional mall sector. This sector benefited from a favorable sales environment during the fourth quarter, particularly the high-end malls. Most of the companies in which the fund is invested are focused on the upscale mall segment of the sector. We believe earnings prospects within regional malls over the next 12 to 18 months should continue to be favorable, and the sector's bankruptcy levels are in line with historical averages.

We are especially enthusiastic about prospects for the hotel sector. Of all of the fund's sector positions, we feel this is the most obvious sector to overweight, given significantly improved fundamental characteristics for hotels and the ability of high-end hotels to push up room rates. Such rate increases go right to the bottom line, which makes this an exciting area of the market for investors.

The fund remains underweight within the office sector and will likely continue this underweight at least through the first half of 2005. This sector has benefited from pockets of recovery in New York City's midtown and downtown, in Washington, D.C./Northern Virginia and in Southern California/San Diego. We believe it will take some time for this recovery to spread to other major metropolitan areas. There are still many instances in which office leases in major cities are being renegotiated at deep discounts to the original agreements. It's likely that this "rolldown" in rents will continue into 2006, and we will probably have to wait until 2007 for widespread improvement in the office sector.

In addition, we have moved to a slight underweight in industrials, in part because we cannot identify attractively priced pure industrial names within the fund's investment universe. Many of the companies we classify as industrial also have a significant amount of their portfolios invested in office properties. Several companies that are pure industrial plays posted strong gains in 2004. The second reason for our underweight in industrials is our feeling that even the purer industrial names have largely become fully valued.

Retail was one of the better-performing sectors in 2004, but we are uncertain that the sector's outperformance can continue because of the modest level of growth expected from retail stores going forward. As other REIT sectors such as hotels continue to excite investors, we believe that retail's earnings prospects will be viewed as less enticing.

Q:  What are the prospects for the REIT marketplace in 2005?

A:  Even as fundamentals are improving for real estate, we are cautious about returns in 2005. Although REITs should continue to provide investors with attractive diversification benefits, we expect returns to fall below historical averages this year as the sector digests the performance of the past several years. That said, accelerating earnings growth and increased investor demand for real estate should provide support for current valuations in the coming months.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2004

Asset Allocation	12/31/04	12/31/03

Common Stocks	84%	75%
Preferred Stocks	15%	12%
Cash Equivalents	1%	11%
Convertible Preferred Stocks	—	2%
Total Asset Allocation	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03

Office	21%	22%
Apartments	18%	15%
Regional Malls	13%	13%
Shopping Centers	12%	15%
Diversified	10%	6%
Hotels	10%	6%
Industrials	9%	10%
Health Care	7%	8%
Office/Industrials	—	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2004 (64.6% of Net Assets)
1. Glimcher Realty Trust (REIT) Developer and manager of regional malls and shopping centers	7.5%
2. Apartment Investment & Management Co. (REIT) Owner of diversified portfolio of multifamily apartment properties	7.5%
3. HRPT Properties Trust (REIT) Investor in retirement communities	7.1%
4. Liberty Property Trust (REIT) Owner of office and industrial properties	7.0%
5. Arden Realty Group, Inc. (REIT) Owner of office properties	6.5%
6. The Mills Corp., Series E (REIT) Operator of real estate investment trust	6.4%
7. Gables Residential Trust (REIT) Developer and manager of multifamily apartment communities	6.2%
8. First Industrial Realty Trust, Inc. (REIT) Developer and manager of bulk warehouses and light industrial properties	6.0%
9. AMLI Residential Properties Trust (REIT) Owns, manages, leases, acquires and develops apartment properties	5.9%
10. Simon Property Group, Inc. (REIT) Operator of real estate investment trust	4.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

	Shares	Value ($)

Common Stocks 121.6%
Apartments 24.1%
AMLI Residential Properties Trust (REIT) (d)	1,407,800	45,049,600
Apartment Investment & Management Co. "A" (REIT)	1,471,059	56,694,614
Archstone-Smith Trust (REIT)	451,808	17,304,246
Gables Residential Trust (REIT) (d)	1,325,100	47,425,329
GMH Communities Trust (REIT)	591,800	8,344,380
Town & Country Trust (REIT)	314,200	8,681,346
		183,499,515
Diversified 13.6%
American Campus Communities, Inc. (REIT) (d)	736,602	16,566,179
American Financial Realty Trust (REIT)	1,431,800	23,166,524
Crescent Real Estate Equities Co. (REIT)	811,300	14,814,338
Duke Realty Corp. (REIT)	538,800	18,394,632
iStar Financial, Inc. (REIT)	381,700	17,275,742
Lexington Corporate Properties Trust (REIT)	451,500	10,194,870
One Liberty Properties, Inc. (REIT)	150,000	3,108,000
		103,520,285
Health Care 8.6%
National Health Investors, Inc. (REIT)	390,500	11,394,790
Senior Housing Properties Trust (REIT)	1,221,900	23,142,786
Ventas, Inc. (REIT)	810,200	22,207,582
Windrose Medical Properties Trust (REIT) (d)	622,700	8,973,107
		65,718,265
Hotels 11.3%
Eagle Hospitality Properties Trust, Inc. (REIT)*	574,900	5,921,470
Hersha Hospitality Trust (REIT) (d)	2,457,300	28,136,085
Hospitality Properties Trust (REIT)	431,700	19,858,200
Sunstone Hotel Investors, Inc. (REIT)	1,534,400	31,884,832
		85,800,587
Industrial 13.0%
First Industrial Realty Trust, Inc. (REIT)	1,120,100	45,621,673
Liberty Property Trust (REIT)	1,234,500	53,330,400
		98,952,073
Office 26.2%
Arden Realty Group, Inc. (REIT)	1,304,972	49,223,544
Digital Realty Trust, Inc. (REIT)	791,000	10,654,770
Equity Office Properties Trust (REIT)	571,400	16,639,168
Glenborough Realty Trust, Inc. (REIT)	1,480,008	31,494,570
Highwoods Properties, Inc. (REIT)	754,800	20,907,960
HRPT Properties Trust (REIT)	4,221,700	54,164,411
Mack-Cali Realty Corp. (REIT)	343,482	15,810,477
		198,894,900
Regional Malls 16.9%
Feldman Mall Properties, Inc. (REIT)* (d)	837,400	10,894,574
Glimcher Realty Trust (REIT) (d)	2,062,753	57,158,886
Pennsylvania Real Estate Investment Trust (REIT)	597,539	25,574,669
Simon Property Group, Inc. (REIT)	533,800	34,520,846
		128,148,975
Shopping Centers 7.9%
Cedar Shopping Centers, Inc. (REIT)	250,000	3,575,000
Heritage Property Investment Trust (REIT)	1,002,200	32,160,598
Ramco-Gershenson Properties Trust (REIT)	754,800	24,342,300
		60,077,898
Total Common Stocks (Cost $746,509,660)		924,612,498

Preferred Stocks 21.3%
Apartments 1.9%
Apartment Investment & Management Co., 8.0%, Series T (REIT)	136,200	3,460,842
Associated Estates Realty Corp., 8.70%, Series II (REIT)	429,000	11,132,550
		14,593,392
Diversified 1.1%
Capital Automotive, 8.0%, Series B (REIT)	320,000	8,401,600
Health Care 0.7%
LTC Properties, Inc., 8.0%, Series F (REIT)	200,000	5,270,000
Hotels 2.9%
FelCor Lodging Trust, Inc., 9.0%, Series B (REIT)	116,600	2,988,458
Host Marriott Corp., 8.875%, Series E (REIT)	363,500	10,096,213
LA Quinta Corp., 9.0%, Series A	86,500	2,227,375
LaSalle Hotel Properties, 8.375%, Series B (REIT)	270,000	7,138,800
		22,450,846
Office 4.0%
Alexandria Real Estate Equities, Inc., 8.375%, Series C (REIT)	395,200	10,460,943
SL Green Realty Corp., 7.58%, Series C (REIT)	775,000	19,878,750
		30,339,693
Regional Malls 1.1%
Taubman Centers, Inc., 8.0%, Series G (REIT)	329,253	8,544,115
Shopping Centers 9.6%
Cedar Shopping Centers, Inc., 8.875% (REIT)	300,000	7,914,000
Kramont Realty Trust, 8.25%, Series E (REIT)	428,100	10,788,120
Saul Centers, Inc., 8.0% (REIT)	200,000	5,350,000
The Mills Corp., 8.75%, Series E (REIT)	1,720,000	48,779,200
		72,831,320
Total Preferred Stocks (Cost $153,569,692)		162,430,966

Other 0.6%
InnKeepers USA Trust (REIT) (Limited Partnership) (b) (Cost $3,772,271)	298,667	4,482,992

Cash Equivalents 1.7%
Scudder Cash Management QP Trust, 2.24% (c) (Cost $12,854,338)	12,854,338	12,854,338
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $916,705,961) (a)	145.2	1,104,380,794
Other Assets and Liabilities, Net	0.80	6,157,346
Preferred Stock, at Redemption Value	(46.0)	(350,000,000)
Net Assets Applicable to Common Shareholders	100.0	760,538,140

* Non-income producing security.

(a) The cost for federal income tax purpose was $916,714,490. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $187,666,304. This consisted of aggregate gross unrealized appreciation for all securities in which there was a excess of value over tax cost of $187,673,045 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,741.

(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Restricted Security	Acquisition Date	Cost ($)	Value ($)	As a % of Net Assets
InnKeepers USA Trust (REIT) (Limited Partnership)	November 2004	3,772,271	4,482,992	0.6

(c) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rates shown are the annualized seven-day yield at period end.

(d) Affiliated issuer (see Notes to Financial Statements)

REIT: Real Estate Investment Trust.

At December 31, 2004, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) (US$)
11/26/2003 11/26/2006	87,500,000+	Fixed — 2.805%	USD — Floating LIBOR BBA	838,238
1/14/2004 1/14/2008	87,500,000++	Fixed — 2.992%	USD — Floating LIBOR BBA	1,443,983
11/26/2003 11/26/2008	87,500,000+	Fixed — 3.589%	USD — Floating LIBOR BBA	452,460
11/26/2003 11/26/2010	87,500,000+++	Fixed — 4.064%	USD — Floating LIBOR BBA	(60,813)
Total net unrealized appreciation				2,673,868

Counter Party:

+ Bank of America

++ UBS AG

+++ Goldman, Sachs & Co.

LIBOR: Represents the London InterBank Offered Rate.

BBA: British Bankers' Association

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Unaffiliated issuers (cost $724,134,036)	$ 877,322,696
Affiliated issuers (cost $179,717,587)	214,203,760
Investment in Scudder Cash Management QP Trust (cost $12,854,338)	12,854,338
Total investments in securities, at value (cost $916,705,961)	1,104,380,794
Cash	10,000
Receivable for investments sold	3,576,117
Dividends receivable	8,572,334
Interest receivable	18,830
Unrealized appreciation on interest rate swaps	2,734,681
Other assets	2,095
Total assets	1,119,294,851
Liabilities
Payable for investments purchased	1,755,600
Distributions payable	6,217,933
Unrealized depreciation on interest rate swaps	60,813
Accrued investment management fee	484,720
Other accrued expenses and payables	237,645
Total liabilities	8,756,711
Preferred shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 14,000 shares issued and outstanding)	350,000,000
Net assets applicable to common shareholders, at value	$ 760,538,140
Net Assets
Net assets applicable to common shareholders consist of: Accumulated distributions in excess of net investment income	$ (38,036)
Net unrealized appreciation (depreciation) on: Investments	187,674,833
Interest rate swaps	2,782,500
Accumulated net realized gain (loss)	13,396,713
Paid-in capital	556,722,130
Net assets applicable to common shareholders, at value	$ 760,538,140
Net Asset Value
Net Asset Value per common share ($760,538,140 ÷ 39,389,389 shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 19.31

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends — unaffiliated issuers	$ 25,714,862
Dividends — affiliated issuers	11,686,166
Interest	2,284
Interest — Scudder Cash management QP Trust	215,549
Total Income	37,618,861
Expenses: Investment management fee	8,454,018
Services to shareholders	14,678
Custodian and accounting fees	85,412
Auditing	65,886
Legal	73,450
Directors' fees and expenses	29,679
Reports to shareholders	132,930
Stock exchange listing fee	33,813
Auction agent fee	943,458
Other	109,512
Total expenses, before expense reductions	9,942,836
Expense reductions	(2,491,315)
Total expenses, after expense reductions	7,451,521
Net investment income (loss)	30,167,340
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — unaffiliated issuers	36,367,231
Investments — affiliated issuers	447,900
Capital gain dividends received	12,548,114
Interest rate swaps	(6,876,800)
42,486,445
Net unrealized appreciation (depreciation) during the period on: Investments	134,264,319
Interest rate swaps	3,797,500
138,061,819
Net gain (loss) on investment transactions	180,548,264
Net increase (decrease) in net assets resulting from operations	210,715,604
Distributions to Preferred Shareholders from net investment income	(5,356,900)
Net increase (decrease) in net assets, applicable to common shareholders	$ 205,358,704

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended December 31, 2004	For the period August 29, 2003 (commencement of operations) to December 31, 2003+
Operations: Net investment income (loss)	$ 30,167,340	$ 8,074,839
Net realized gain (loss) on investment transactions	42,486,445	696,529
Net unrealized appreciation (depreciation) during the period on investment transactions	138,061,819	52,395,514
Net increase (decrease) in net assets resulting from operations	210,715,604	61,166,882
Distributions to Preferred Shareholders from net investment income	(5,356,900)	(521,556)
Net increase (decrease) in net assets, applicable to common shareholders	205,358,704	60,645,326
Distributions to common shareholders from: Net investment income	(47,267,266)	(7,485,988)
Net realized gains	(6,144,745)	(1,241,626)
Tax return of capital	—	(3,080,074)
Total distributions to common shareholders	(53,412,011)	(11,807,688)
Fund share transactions: Proceeds from issuance of common shares	—	563,272,910
Net proceeds from shares issued to common shareholders in reinvestment of distributions	—	899,820
Offering costs from issuance of common shares	—	(734,184)
Sales load on issuance of Preferred shares	—	(3,500,000)
Offering costs from issuance of Preferred shares	—	(284,740)
Net Increase (decrease) in net assets from Fund share transactions	—	559,653,806
Increase (decrease) in net assets	151,946,693	608,491,444
Net assets at beginning of period	608,591,447	100,003*
Net assets at end of period (including accumulated distributions in excess of net investment income of $38,036 and $477,802, respectively)	$ 760,538,140	$ 608,591,447
Common shares outstanding at beginning of period (original capital)	39,389,389	6,981**
Common shares issued	—	39,320,971
Common shares issued to shareholders in reinvestment of distributions	—	61,437
Net increase (decrease) in Fund common shares	—	39,382,408
Common shares outstanding at end of period	39,389,389	39,389,389

* Seed capital

** Shares issued from seed capital

+ Certain amounts have been reclassified to conform to current period presentation. See Note H in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	2004	2003[a,b]
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$ 15.45	$ 14.33[c]
Income (loss) from investment operations: Net investment income (loss)[d]	.77	.21
Net realized and unrealized gain (loss) on investment transactions	4.59	1.34
Total from investment operations	5.36	1.55
Distributions to Preferred Shareholders from net investment income (common share equivalent)	(.14)	(.01)
Net increase (decrease) in net assets resulting from operations applicable to common shareholders	5.22	1.54
Less distributions to common shareholders: Net investment income	(1.20)	(.19)
Net realized gains on investment transactions	(.16)	(.03)
Tax return of capital	—	(.08)
Total distributions to common shareholders	(1.36)	(.30)
Dilution resulting from issuance of Preferred Shares[e]	—	(.10)
Offering costs charged to paid-in capital	—	(.02)
Net asset value, end of period	$ 19.31	$ 15.45
Market price, end of period	$ 16.84	$ 15.30
Total Return
Based on net asset value (%)[f,g]	36.66	10.04**
Based on market price (%)[f,g]	20.35	3.99**
	2004	2003[a,b]
Ratios to Average Net Assets and Supplemental Data
Common share information at period end
Net assets, end of period ($ millions)	761	609
Ratios based on net assets of common shares Expenses before expense reductions (%)	1.54	1.17*
Expenses after expense reductions (%)	1.16	.87*
Net investment income (loss) (%)[h]	4.68	4.35*
Common Share and Preferred Share information at period end
Ratios based on net assets of common and Preferred Shares Expenses before expense reductions (%)	1.00	.96*
Expenses after expense reductions (%)	.75	.71*
Net investment income (loss) (%)	3.03	3.56*
Portfolio turnover rate (%)	43	.1*
Preferred Share information at period end Aggregate amount outstanding ($millions)	350	350
Asset coverage per share ($)***	79,324	68,471
Liquidation and market value per share ($)	25,000	25,000

[a] As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratios for the period ended December 31, 2004 by 1.07% and 0.69% based on net assets of common shares and common and preferred shares, respectively and net investment income per share by $0.18. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income ratios by 0.32% and 0.26% based on net assets of common shares and common and preferred shares, respectively, and to net investment income per share of $0.02, in the year ended December 31, 2003.

[b] For the period from August 29, 2003 (commencement of operations) to December 31, 2003.

[c] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).

[d] Based on average common shares outstanding during the period.

[e] On November 19, 2003, the Fund issued 14,000 Preferred shares.

[f] Total returns based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[g] Total return would have been lower had certain expenses not been reduced.

[h] Net investment income ratios do not reflect such payments to Preferred shareholders. Ratios reflecting such payments were 3.85% and 3.94% for the year ended December 31, 2004 and the period ended December 31, 2003, respectively.

* Annualized

** Not annualized

*** Asset coverage per share equals net assets of common shares plus the redemption value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder RREEF Real Estate Fund II, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share, and 10,000,000 shares are classified as Preferred Shares, $.01 par value per share.

On August 29, 2003, the Fund issued an aggregate of 35,000,000 Common Shares, par value $.01 per share, pursuant to the initial public offering thereof and commenced operations. On October 14, 2003, the Fund issued an additional 4,320,971 Common Shares in connection with a partial exercise by the underwriters of the over-allotment option. In addition on November 19, 2003 the Fund issued 14,000 Preferred Shares.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments and leveraged capital structure. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap.

Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ 13,405,242
Capital loss carryforwards	$ —
Unrealized appreciation (depreciation) on investments	$ 187,666,304

In addition, during the year ended December 31, 2004 the tax character of distributions paid to common and preferred shareholders by the Fund is summarized as follows:

Years Ended December 31,
	2004	2003
Distributions from ordinary income* (common)	$ 47,105,663	$ 7,498,360
Distributions from ordinary income* (preferred)	$ 4,722,858	$ 467,259
Distributions from long-term capital gains (common)	$ 6,306,348	$ 1,229,254
Distributions from long-term capital gains (preferred)	$ 634,042	$ 54,297
Distributions from tax return of capital	$ —	$ 3,080,074

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Preferred Shares. The Fund has issued and outstanding 2,800 shares of Series A, 2,800 shares of Series B, 2,800 shares of Series C, 2,800 shares of Series D and 2,800 shares of Series E Preferred Shares, each at a liquidation value of $25,000 per share. The Preferred Shares are senior to and have certain class-specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every seven days. At December 31, 2004, the annualized dividend rate, as set by the auction process, for Series A, Series B, Series C, Series D and Series E was 1.57%, 1.54%, 1.53%, 1.54% and 1.56%, respectively. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two directors at all times, and b) elect a majority of the directors at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Preferred Shares designation statement, each preferred share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights. Dividends on the Preferred Shares are cumulative. The Fund is subject to certain limitations and restrictions while the Preferred Shares are outstanding. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the Preferred Shares as of the last business day of each month in which any shares are outstanding.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $396,055,874 and $332,024,002, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Asset Management, Inc., ("DeAM, Inc." or the "Investment Manager"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services, subject to the general oversight of the Fund's Board of Directors. Pursuant to the Investment Advisory Agreement, the Investment Manager has delegated the day to day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"). Subject to the general supervision of the Fund's Board of Directors and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the average daily total managed assets of the Fund, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the Common Shares plus the liquidation preference of any preferred shares plus the principal amount of any borrowings.

In addition, for the year ended December 31, 2004, the Investment Manager contractually agreed to waive a portion of its Investment Management fees in the amount of 0.25% of the Fund's average daily total managed assets (which includes the liquidation preference of any Fund Preferred Shares) until August 29, 2008, such waiver will decline by 0.05% in each of the next four years. Accordingly, for the period, the Investment Manager did not impose a portion of its Investment Management fee pursuant to the Investment Management Agreement aggregating $2,482,686 and the amount imposed aggregated $5,971,332 which was equivalent to an annual effective rate of 0.60% of the Fund's average daily total managed assets of both Common and Preferred Shares.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amount for 2003 was $438.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Investment Manager and Investment Advisor, is the transfer, dividend-paying agent and registrar for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc., ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the the year ended December 31, 2004, the amount charged to the Fund by SISC aggregated $13,913, of which $4,228.

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Investment Manager and Investment Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB for the accounting service fee it receives from the Fund. The amount charged to the Fund for the year ended December 31, 2004 by SFAC aggregated $60,100, all of which is unpaid.

Deutsche Bank Trust Company Americas, an affiliate of the Investment Manager and Investment Advisor, is the auction agent with respect to the Preferred Shares. The auction agent will pay each broker dealer a service charge from funds provided by the Fund. The amount charged to the Fund ("Auction Agent Fee") for the year ended December 31, 2004, aggregated $943,458, of which $59,391 is unpaid.

In addition, Deutsche Bank Trust Company, an affiliate of the Investment Manager and Investment Advisor, charges an Administration fee for preferred shares per series. The amount charged to the Fund for the year ended December 31, 2004 aggregated $30,000, of which all is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended December 31, 2004, the Investment Manager agreed to reimburse the Fund $6,922, which represents a portion of the fee savings expected to be realized by the Investment Manager related to the outsourcing by the Investment Manager of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the Fund's custodian fees were reduced by $1,707 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended December 31, 2004 with companies which are or were affiliates is as follows:

Affiliate	Common Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)	Value at 12/31/04 ($)
American Campus Communities, Inc. (REIT)	736,602	12,890,535	—	—	121,613	16,566,179
AMLI Residential Properties Trust (REIT)	1,407,800	8,288,839	1,080,500	43,844	2,622,000	45,049,600
Gables Residential Trust (REIT)	1,325,100	20,774,524	—	—	2,840,888	47,425,329
Glimcher Realty Trust (REIT)	2,062,753	6,642,611	—	—	3,967,087	57,158,886
Hersha Hospitality Trust (REIT)	2,457,300	12,398,824	—	—	1,603,278	28,136,085
Feldman Mall Properties, Inc. (REIT)	837,400	10,901,315	—	—	—	10,894,574
Windrose Medical Properties Trust (REIT)	622,700	192,259	2,189,809	404,056	531,300	8,973,107
		72,088,907	3,270,309	447,900	11,686,166	214,203,760

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increase in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

H. Change in Accounting Policy

As a result of a recent FASB Emerging Issues Task Force consensus (and subsequent related SEC staff guidance), the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. In addition, prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification increased net investment income and decreased net realized gains by $6,876,800 and $599,940 for periods ended December 31, 2004 and December 31, 2003, respectively, but had no effect on the Fund's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Scudder RREEF Real Estate Fund II, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder RREEF Real Estate Fund II, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund reported distributions of $.026 per share from net long-term capital gains during the year ended December 31, 2004, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $22,380,000 as capital gain dividends for the year ended December 31, 2004, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-294-4366.

Dividend Reinvestment and Cash Purchase Plan

UMB Bank, N.A. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund's Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not an American Stock Exchange trading date, then the next preceding American Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

Scudder RREEF Real Estate Fund II, Inc.
Dividend Reinvestment and Cash
Purchase Plan
811 Main Street
Kansas City, MO 64105-2005
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Director since 2003

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[2] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[2] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		54
Richard R. Burt 2/3/47 Director since 2003

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[2] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[2] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[2] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[2] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001), Chairman of the Board, Weirton Steel Corporation[2] (April 1996-2004).

		56
S. Leland Dill 3/28/30 Director since 2003	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	54
Martin J. Gruber 7/15/37 Director since 2003	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	54
Richard J. Herring 2/18/46 Director since 2003	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	54
Graham E. Jones 1/31/33 Director since 2003	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	54
Rebecca W. Rimel 4/10/51 Director since 2003	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	54
Philip Saunders, Jr. 10/11/35 Director since 2003	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	54
William N. Searcy 9/3/46 Director since 2003	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-October 2003).	54
Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Director since 2004	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	137
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[4] 7/14/60 President and Chief Executive Officer since 2004

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2003	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[4] 1/11/63 Chief Financial Officer since 2004

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[5] 8/5/57 Treasurer since 2003

Managing Director, Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[5] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Lisa Hertz[4] 8/21/70 Assistant Secretary since 2004	Assistant Vice President, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[5] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President and Assistant Secretary since 2003	Director, Deutsche Asset Management.
Kevin M. Gay[5] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[5] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Philip Gallo[4] 8/2/62 Chief Compliance Officer since 2004	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Mr. Shiebler is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.

4 Address: 345 Park Avenue, New York, New York.

5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management, Inc. 280 Park Avenue New York, NY 10017
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Dividend Re-Investment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	UBS Securities LLC 299 Park Avenue New York, NY l0l71
Transfer Agent	Scudder Investments Service Company 210 W. 10th Street Kansas City, MO 64105-1614 (800) 294-4366
Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
AMEX Symbol	SRO	CUSIP Number	81119R108
Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2004, Scudder RREEF Real Estate Fund
II, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER RREEF REAL ESTATE FUND II
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
       Fiscal      Audit
        Year        Fees       Audit-Related    Tax Fees         All Other
       Ended       Billed      Fees Billed       Billed        Fees Billed
    December 31,  to Fund       to Fund         to Fund          to Fund
--------------------------------------------------------------------------------
2004              $52,900        $185           $8,105              $0
--------------------------------------------------------------------------------
2003              $68,400         $0            $7,720              $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table shows the amount of fees  billed by PWC to Deutsche  Asset
Management,  Inc.  ("DeAM"  or  the  "Adviser"),  and  any  entity  controlling, controlled  by or under common  control  with DeAM  ("Control  Affiliate")  that provides ongoing services to the Fund ("Affiliated Fund Service Provider"),  for
engagements  directly related to the Fund's operations and financial  reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                      Audit-Related           Tax Fees             All Other
        Fiscal      Fees Billed to           Billed to           Fees Billed
        Year           Adviser and           Adviser and        to Adviser and
        Ended        Affiliated Fund       Affiliated Fund      Affiliated Fund
      December 31,  Service Providers     Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                  $431,907                  $0                    $0
--------------------------------------------------------------------------------
2003                  $538,457                  $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                      Total
                                    Non-Audit
                                 Fees billed to        Total
                                   Adviser and        Non-Audit
                                 Affiliated Fund        Fees
                               Service Providers      billed to
                                 (engagements        Adviser and
                                related directly    Affiliated
                                    to the            Fund
                     Total     operations and        Service
                   Non-Audit      financial         Providers
                     Fees         reporting           (all
      Fiscal        Billed         of the             other         Total of
       Year        to Fund          Fund)          engagements      (A),(B)
      Ended
  December 31,       (A)            (B)                (C)          and (C)
--------------------------------------------------------------------------------
2004               $8,105            $0            $253,272          $261,377
--------------------------------------------------------------------------------
2003               $7,720            $0           $3,967,000        $3,974,720
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeAM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of S. Leland Dill
(Chairman), Richard J. Herring, Graham E. Jones, Philip Saunders, Jr. and
William N. Searcy.

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting  responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted  consistent with the
Fund's best  economic  interests.  The advisor has adopted its own Proxy  Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this  purpose.  The  Policies  address,  among other  things,  conflicts  of interest that may arise between the interests of the Fund,  and the interests of the advisor and its affiliates,  including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various  proposals,  such as:

          o    Shareholder   Rights  --  The  advisor  generally  votes  against
               proposals that restrict shareholder rights.

          o    Corporate   Governance  --  The  advisor   generally   votes  for
               confidential  and  cumulative  voting and  against  supermajority voting requirements for charter and bylaw amendments.

          o    Anti-Takeover   Matters  --  The  advisor   generally  votes  for
               proposals that require  shareholder  ratification of poison pills or  that  request  boards  to  redeem  poison  pills,  and  votes
               "against"  the adoption of poison pills if they are submitted for shareholder  ratification.  The advisor  generally votes for fair price proposals.

          o    Routine   Matters  --  The  advisor   generally   votes  for  the
               ratification  of  auditors,  procedural  matters  related  to the annual meeting,  and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment  companies in accordance with the  recommendations  of an  independent  third-party,  except for  proxies solicited by or with respect to investment companies for which the advisor or an affiliate  serves as investment  advisor or principal  underwriter  ("affiliated investment companies").  The advisor votes affiliated investment company proxies
in  the  same  proportion  as  the  vote  of  the  investment   company's  other
shareholders  (sometimes called "mirror" or "echo" voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the  Guidelines  set forth the advisor's  general  voting  positions on various proposals,  the advisor may,  consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The  Guidelines  on a  particular  issue  may or may  not  reflect  the  view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual  practices of  the  public  companies  within  the  Deutsche  Bank  organization  or of the investment  companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The  advisor  may  consider  the views of a portfolio  company's  management  in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances,  votes proxies in accordance with its Guidelines.  If the advisor departs  from  the  Guidelines  with  respect  to a  particular  proxy or if the
Guidelines do not specifically  address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy,  however,  the  advisor's  conflicts  review  committee  will  conduct an investigation to determine whether any potential  conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines  that the advisor has a material  conflict  of  interest,  or certain individuals on the proxy voting committee

should be recused from  participating in a particular proxy vote, it will inform the  proxy  voting  committee.  If  notified  that the  advisor  has a  material conflict,  or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting  recommendations  of an  independent  third party. Under certain circumstances,  the advisor may not be able to vote proxies or the advisor may find that the expected  economic  costs from voting  outweigh the  benefits  associated  with voting.  For  example,  the advisor may not vote proxies on certain foreign securities due to local restrictions or customs.  The advisor generally does not vote proxies on securities  subject to share blocking restrictions.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

--------------------------------------------------------------------------------
                                       (a)                  (b)
                                       Total Number of      Average Price Paid
Period                                 Shares Purchased     per Share

--------------------------------------------------------------------------------

January 1 through January 31, 2004       0                         $0
February 1 through February 29, 2004     0                         $0
March 1 through March 31, 2004           0                         $0
April 1 through April 30, 2004           0                         $0
May 1 through May 31, 2004               0                         $0
June 1 through June 30, 2004             0                         $0
July 1 through July 31, 2004             0                         $0
August 1 through August 31, 2004         0                         $0
September 1 through September 30, 2004   0                         $0
October 1 through October 31, 2004       0                         $0
November 1 through November 30, 2004     0                         $0
December 1 through December 31, 2004     0                         $0

--------------------------------------------------------------------------------
Total                                    0                         $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Total Number          Maximum Number of
                                        of Shares             Shares that
                                        Purchased as          May Yet Be
Period                                  Part of Publicly      Purchased
                                        Announced             Under the
                                        Plans or Programs     Plans or Programs
--------------------------------------------------------------------------------

January 1 through January 31, 2004            n/a                  n/a
February 1 through February 29, 2004          n/a                  n/a
March 1 through March 31, 2004                n/a                  n/a
April 1 through April 30, 2004                n/a                  n/a
May 1 through May 31, 2004                    n/a                  n/a
June 1 through June 30, 2004                  n/a                  n/a
July 1 through July 31, 2004                  n/a                  n/a
August 1 through August 31, 2004              n/a                  n/a
September 1 through September 30, 2004        n/a                  n/a
October 1 through October 31, 2004            n/a                  n/a
November 1 through November 30, 2004          n/a                  n/a
December 1 through December 31, 2004          n/a                  n/a

--------------------------------------------------------------------------------
Total                                         n/a                  n/a
--------------------------------------------------------------------------------

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         RREEF Real Estate Fund II, Inc.

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         RREEF Real Estate Fund II, Inc.

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005